UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 7, 2005
(Date of earliest event reported)

USF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19791	36-3790696
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 824-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01(c). Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Letter Agreement
Letter Agreement

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2005, USF Corporation (“USF”) and Paul J. Liska entered into a letter agreement that sets forth the terms of Mr. Liska’s service as USF’s Executive Chairman, including terms related to, among other things, the period of service, duties, compensation and indemnification. A copy of the letter agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Also on February 7, 2005, USF and Thomas E. Bergmann entered into an amendment to Mr. Bergmann’s employment agreement with USF dated February 2, 2004 that sets forth the terms of Mr. Bergmann’s promotion August 19, 2005 to Executive Vice President and his service, effective November 2, 2004, as USF’s Interim Chief Executive Officer, including terms related to, among other things, the period of service, duties, compensation and indemnification. A copy of the amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. Mr. Bergmann’s employment agreement is incorporated herein by reference to Exhibit 10.1 to USF’s Form 10-Q filed with the SEC on May 7, 2004.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See the discussion in Item 1.01 hereof and Item 5.02 of USF’s Form 8-K filed with the SEC on November 2, 2004, which is incorporated herein by reference.

Item 9.01(c). Exhibits.

Exhibit 10.1	Letter agreement, dated February 7, 2005, between USF Corporation and Paul J. Liska.
Exhibit 10.2	Letter agreement, dated February 7, 2005, between USF Corporation and Thomas E. Bergmann.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USF CORPORATION
By:	/s/ Richard C. Pagano
Richard C. Pagano
Senior Vice President, General Counsel & Secretary

Date: February 7, 2005

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INDEX TO EXHIBITS

Exhibit
10.1	Letter agreement, dated February 7, 2005, between USF Corporation and Paul J. Liska.
10.2	Letter agreement, dated February 7, 2005, between USF Corporation and Thomas E. Bergmann.